UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2023

Central Index Key Number of the issuing entity: 0001979748

BANK5 2023-5YR2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-06	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

An Amended and Restated Agreement Between Noteholders, dated as of August 2, 2023 (the “Amended Agreement”), was entered into on and as of such date by the current holders of the notes evidencing the Back Bay Office Whole Loan, which holders include the Issuing Entity. The parties to the Amended Agreement are set forth below. The Amended Agreement amends and restates the previous Amended and Restated Agreement Between Noteholders (the “Original Agreement”), which was filed as Exhibit 99.7 to the Current Report on Form 8-K filed with respect to the Issuing Entity on July 11, 2023, to reflect a resizing of certain of the pro rata and pari passu promissory notes designated as A Notes and make other clerical revisions to the Original Agreement. A copy of the Amended Agreement is included as Exhibit 99.16 to this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 10-K but not defined in this Current Report on Form 8-K have the meanings assigned to them in the Prospectus filed on July 11, 2023 pursuant to Rule 424(b)(2) with respect to the Issuing Entity.

The parties to the Amended Agreement are New York Life Insurance Company, Teachers Insurance and Annuity Association of America, Deutsche Bank AG, New York Branch, Computershare Trust Company, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39, and any related uncertificated VRR interest owner, Zions Bancorporation, N.A., Computershare Trust Company, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of BANK5 2023-5YR2, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR2, and the related VRR interest owners, Wells Fargo Bank, National Association, Goldman Sachs Bank USA and SM Finance (Gorelux) LLC.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.16	Amended and Restated Agreement Between Note Holders, dated as of August 2, 2023, by and between New York Life Insurance Company, as initial note A-1 holder, Teachers Insurance and Annuity Association of America, as initial note A-2 holder, Deutsche Bank AG, New York Branch, as initial note A-3 holder, Computershare Trust Company, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39, and any related uncertificated VRR interest owner, as initial note A-4-1 holder, Zions Bancorporation, N.A., as initial note A-4-2 holder, Deutsche Bank AG, New York Branch, as initial note A-4-3 holder, initial note A-5-1 holder and initial A-5-2 holder, Computershare Trust Company, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of BANK5 2023-5YR2, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR2, and the related VRR interest owners, as initial note A-6 holder, Wells Fargo Bank, National Association, as initial note A-7-A holder and initial note A-7-B holder, Computershare Trust Company, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39, and any related uncertificated VRR interest owner, as initial note A-8-1 holder, Goldman Sachs Bank USA, as initial note A-8-2-A holder, initial note A-8-2-B holder and initial note A-8-3 holder, SM Finance (Gorelux) LLC, as initial note B-1 holder and initial note B-2 holder, and Deutsche Bank AG, New York Branch, as initial agent, relating to the Back Bay Office Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President

Dated: August 7, 2023

BANK 2023-5YR2 – Form 8-K